April 29, 2020

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Technology Growth Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

The fund is managed by a team of portfolio managers employed by BNYM Investment Adviser and Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  Erik Swords and Matthew Griffin are the team members primarily responsible for managing the fund's portfolio.  Mr. Swords is a director and senior research analyst and portfolio manager with Mellon, and has been a primary portfolio manager of the fund since December 2008.  Mr. Griffin is the head of global equity research and lead portfolio manager for the "Internet of Things" strategy at Mellon, and has been a primary portfolio manager of the fund since April 2020.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers. Erik Swords and Matthew Griffin are the team members primarily responsible for managing the fund's portfolio. Mr. Swords is a director and senior research analyst and portfolio manager with Mellon Investments Corporation, an affiliate of BNYM Investment Adviser, and has been a primary portfolio manager of the fund since December 2008. He has been employed by Mellon or a predecessor company of Mellon since 2005, and by BNYM Investment Adviser since 2005.  Mr. Griffin is the head of global equity research and lead portfolio manager for the "Internet of Things" strategy at Mellon, and has been a primary portfolio manager of the fund since April 2020.  Previously, he covered the semiconductor, technology hardware and telecommunications and media industries and served as a portfolio manager for the Core Research Technology Sector Equity Strategy at Mellon.  Mr. Griffin has been employed by Mellon or a predecessor company of Mellon since 2006, and by BNYM Investment Adviser since 2009.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

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